T.A. World ex U.S. Core Equity Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFTWX)

Summary Prospectus

July 21, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2015, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the T.A. World ex U.S. Core Equity Portfolio is to achieve long-term capital appreciation while considering federal tax implications of investment decisions.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the T.A. World ex U.S. Core Equity Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.45%

EXAMPLE

This Example is meant to help you compare the cost of investing in the T.A. World ex U.S. Core Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$46	$144	$252	$567

PORTFOLIO TURNOVER

The T.A. World ex U.S. Core Equity Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the T.A. World ex U.S. Core Equity Portfolio’s performance. During the most recent fiscal year, the T.A. World ex U.S. Core Equity Portfolio’s portfolio turnover rate was 8% of the average value of its investment portfolio.

2    Dimensional Fund Advisors

Principal Investment Strategies

When constructing the T.A. World ex U.S. Core Equity Portfolio’s investment portfolio, Dimensional Fund Advisors LP (the “Advisor”) intends to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Portfolio’s investment policies, the Advisor will buy and sell securities for the Portfolio considering the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

The Advisor purchases for the T.A. World ex U.S. Core Equity Portfolio a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets with a greater emphasis on small capitalization and value companies as compared to their representation in the Non-U.S. Universe. For purposes of this Portfolio, the Advisor defines the Non-U.S. Universe as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by the Advisor’s Investment Committee. The Portfolio’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the T.A. World ex U.S. Core Equity Portfolio’s assets to the largest growth companies relative to their weight in the Non-U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value.

The T.A. World ex U.S. Core Equity Portfolio intends to purchase securities of companies associated with developed market and emerging market countries, which may include frontier markets (emerging market countries in an earlier stage of development), that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the T.A. World ex U.S. Core Equity Portfolio will invest at least 80% of its net assets in non-U.S. equity securities and/or investments that provide exposure to non-U.S. securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the T.A. World ex U.S. Core Equity Portfolio to securities of the largest growth companies will generally be reduced from between 5% and 35% of their percentage weight in the Non-U.S. Universe. As of December 31, 2014, securities of the largest growth companies in the Non-U.S. Universe comprised approximately 14% of the Non-U.S. Universe and the Advisor allocated approximately 4% of the Portfolio to securities of the largest growth companies in the Non-U.S. Universe. The percentage by which the Portfolio’s allocation to securities of the largest growth companies is reduced will change due to market movements and other factors. Additionally, the T.A. World ex U.S. Core Equity Portfolio’s percentage allocation to all securities as compared to their representation in the Non-U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading

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strategies, liquidity management, and profitability. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The T.A. World ex U.S. Core Equity Portfolio may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns. The Portfolio may engage in spot foreign currency transactions for the purposes of settling the Portfolio’s purchases and sales of foreign securities.

The T.A. World ex U.S. Core Equity Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the T.A. World ex U.S. Core Equity Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The T.A. World ex U.S. Core Equity Portfolio does not hedge foreign currency risk.

Emerging Markets Risk: Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small,

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expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Tax Advantage Strategy Risk: An investment strategy that considers the tax implications of investment decisions may alter the construction of the T.A. World ex U.S. Core Equity Portfolio and affect portfolio holdings, when compared to those of non-tax managed mutual funds. The Advisor anticipates that performance of the Portfolio may deviate from that of non-tax managed mutual funds.

Derivatives Risk: Derivatives are instruments, such as futures and foreign exchange forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the T.A. World ex U.S. Core Equity Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the T.A. World ex U.S. Core Equity Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The T.A. World ex U.S. Core Equity Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the T.A. World ex U.S. Core Equity Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year

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and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the T.A. World ex U.S. Core Equity Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T.A. World ex U.S. Core Equity Portfolio

Highest Quarter: January 2009–December 2014	(4/09–6/09)	33.22
Lowest Quarter: January 2009–December 2014	(7/11–9/11)	-22.37

Annualized Returns (%)

For the periods ending December 31, 2014

	1 YEAR	5 YEARS	SINCE 3/6/08 INCEPTION
T.A. World ex U.S. Core Equity Portfolio
Return Before Taxes	-4.97%	4.88%	1.84%
Return After Taxes on Distributions	-5.46%	4.49%	1.49%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.15%	4.00%	1.60%
MSCI All Country World ex USA Index (net dividends) (reflects no deduction for fees, expenses, or taxes on sales)	-3.87%	4.43%	0.67%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the T.A. World ex U.S. Core Equity Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the T.A. World ex U.S. Core Equity Portfolio. The following individuals are responsible for coordinating the day to day management of the T.A. World ex U.S. Core Equity Portfolio:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Allen Pu, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2006.

•	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2012.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the T.A. World ex U.S. Core Equity Portfolio on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed, by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the T.A. World ex U.S. Core Equity Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case taxes are deferred until withdrawal from the plan or account.

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Dimensional Fund Advisors LP 6300 Bee Caves Road, Building One Austin, TX 78746 (512) 306-7400 RRD072115-DFTWX 00149040